EXHIBIT 1.A (10)

                                                                        FLEXIBLE
                                                                         PREMIUM
                                                                        VARIABLE
                                                                            LIFE
                                                                       INSURANCE
                                                                     APPLICATION
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                                            [Logo of Security Life appears here]
Q2006-9/97

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLICATION
                                  INSTRUCTIONS
FOR ALL APPLICATIONS
o Use the application approved for the state in which the applicant owner will sign the application.
o    Use dark ink to complete the application.
o    Print LEGIBLY to avoid issue errors.
o Attach a complete illustration and all schedules associated with this application to expedite policy issue process and ensure that the policy is issued accordingly.
o Incomplete applications may require an amendment to be signed upon delivery, or may be returned, which will delay the issue process.
o The issue state and appropriate application form will be determined by the state in which the application was signed by the owner-applicant.
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SIGNATURES REQUIRED, PAGE 10:
o The signature of all proposed insureds (parent or guardian of the proposed insured if below age 15).
o The signature(s) of the owner. If a corporation is the owner, one officer, other than the proposed insured, should sign and indicate name of corporation and title of signing officer.
o The signature of all agent/registered representative(s) included in the sale. (Page 10 and Registered Representative's Report.)

                APPLICATION -- PART I
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SECTION A:

A-3: Exercise Right of Exchange Rider -- complete this box to identify policy to be exchanged and return the policy along with the application and medical information on the new proposed insured.
A-4: If the application is employer sponsored, and the policy will be
     CORPORATE owned, this question should be answered "No."
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SECTION B:  PROPOSED INSURED INFORMATION

B-1: The legal name of the insured will appear on the policy as indicated in this space.
B-4  Insurance age is calculated as age nearest birthday.
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SECTION C AND SECTION D:  OWNER AND BENEFICIARY DESIGNATIONS

o    If you are designating more than one owner and/or beneficiary, use
     Special Instructions, Section O, and indicate the second owner's name and/or percentage of the beneficiary split. For example:
          John Doe, Husband, 70%
          Mary Doe, Mother, 30%
     NOTE: The amount must be stated in percentages. A dollar amount may not be specified.
o If you are designating a trust as the owner and/or beneficiary, include the name of the Trustee, the name of the Trust and the date of the Trust. For example:
          John Doe, Trustee, of the Revocable Life Insurance Trust of
          James Doe, dated November 1, 1991.
o When you are designating more than one owner, include the social security number or tax identification number for each respective owner in Special Instructions, Section O.
o If you have children as owners or beneficiaries, please refer to the brochure entitled "Your Minor Child."
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SECTION F:  SPECIAL DATING REQUESTED

o This section provides an option for indicating a specific age and date on which the policy applied for will be issued. This date is the POLICY
     DATE only, and may differ from the INVESTMENT DATE.
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SECTION J:  PREMIUM INFORMATION

J-1: Consult your Service Guide for List Bill and EFT guidelines.
J-2: Electronic Funds Transfer (EFT) is a premium payment method which the payor may elect. If selected, the scheduled premium will automatically be drafted from the payor's checking account.
J-3: If any Authorized Withdrawal/EFT is collected with this application, the required premium amount as outlined in the prospectus must be collected in order to put the policy inforce.
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SECTION K:  SUITABILITY

o    Must be completed or application will be returned.
o The prospectus date should reflect the date printed on the cover of the prospectus provided at the time of solicitation.
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SECTION L:  1035 EXCHANGE INFORMATION

L-4: For purposes of 1035 Exchanges, this information is required to carry over the correct cost basis and loan amount.
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SECTION O:  SPECIAL INSTRUCTIONS

o Used for any additional information (for example, billing and mailing instructions) and continuing your answers for owner and beneficiary designations.
o If you are requesting child rider(s) and need to request beneficiary(ies) other than shown in Section D, please indicate here. Include name(s)of beneficiary(ies) and relationship.
o    May be used to continue answers to question L-12, if necessary.
o    Payor, accepting rating on formal application only.

                             APPLICATION -- PART II
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MEDICAL INFORMATION
     This part of the application must be completed for each person proposed for coverage unless the person is medically examined.

                                   ATTACHMENTS
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VARIABLE LIFE SERVICE REQUEST FORM
     This form communicates to us the owner's instructions regarding the financial administration of the policy, with respect to Dollar Cost Averaging, Automatic Rebalancing and Telephone Privileges/Pin Number. This form must be returned to us if the policyowner desires any of these features. Instructions for this form can be found on the page preceding the form.
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TEAR OFF AND DELIVER TO APPLICANT
     State and Federal law require the Fair Credit Summary of Rights and Notice of Information Procedures be given to the owner/ applicant at the time of application. Detach the last two pages of the application and leave with the owner/applicant BEFORE submitting the application to us.
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


[Logo of Security Life appears here]   Security Life of Denver Insurance Company
                                       Variable Life Customer Service Center
                                       P.O. Box 173888
                                       Denver, CO 80217-3885
                                       1-800-848-6362

  APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO SECURITY LIFE OF
                            DENVER INSURANCE COMPANY
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                                     PART I
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Please Print All Information Using Dark Ink
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SECTION A -- GENERAL INFORMATION (Complete for all cases)
A-1 [ ] Check here if insurance is for PENSION or similar tax qualified ERISA plan.
A-2 If above statement checked, list plan type________________________________
                          (Example: Profit-Sharing; Defined Contribution; etc.)

A-3  [ ] Exercise Right of Exchange Rider                                   A-4 Employer Sponsored Plans check one:
     Name of Insured under Policy to be Exchanged   Policy Number           Employee Owned?    [ ]  Yes  [ ]  No
     ____________________________________________   _______________

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SECTION B -- PROPOSED INSURED (Complete for all cases. To apply for additional insureds complete Section G)
B-1  Name (Print full name, include suffix)
     (First, Middle, Last, Suffix)
     ___________________________________________________________________________
B-2  Sex            B-3 Birthdate         B-4 Insurance Age   B-5  Birthplace
     [ ] Male       Month Day    Year    (Age Nearest Birthday)    (State)
     [ ] Female     [ | ] [ | ] [ | | | ]       [ | ]              __________
B-6  Social Security Number        B-7 Telephone Number      B-8 Height ________
     [ | | ]-[ | ]-[ | | | ]       [ | | ]-[ | | ]-[ | | | ] B-9 Weight ________
B-10 Address
     (Street, Apt. No.)
     ___________________________________________________________________________
     (City)                                   (State)   (Zip Code)
     ________________________________________  _____    [ | | | | ]-[ | | | ]
B-11 Occupation                       B-12  Describe duties
     _______________________________        ____________________________________
B-13 Employer Name                                                 Month   Year
     _____________________________________   B-14 Employment date: [ | ]   [ | ]
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SECTION C -- OWNER (Complete only if other than Proposed Insured)
C-1 Owner Name (Print full name, include suffix - if name to appear differently on policy, indicate in Section O)
     (First, Middle, Last, Suffix)
     ---------------------------------------------------------------------------
C-2  Relationship to Proposed Insured C-3 Social Security Number or Tax I.D. No.
                                          (Include any hyphens)
     --------------------------------     [ | | | | | | | | | | ]
C-4  Owner Address
     (Street, Apt. No.)
     ___________________________________________________________________________
     (City)                                   (State)   (Zip Code)
     ________________________________________  _____    [ | | | | ]-[ | | | ]
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SECTION D -- BENEFICIARIES (Complete for all cases)

D-1
     Primary Beneficiary(ies) (Print Full Names)       Relationship to Proposed Insured        Birth date
     _______________________________________________  ____________________________________    _____________
     Contingent Beneficiary(ies) (Print Full Names)    Relationship to Proposed Insured        Birth date
     _______________________________________________  ____________________________________    _____________

Q2006-9/97                               1

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SECTION E -- PLAN INFORMATION (Complete for all cases)
E-1  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
     a.  Product Name  ___________________________________________
     b.  Stated Death Benefit  $  ________________
     c.  Adjustable Term Rider   [ ]  Yes   [ ] No
         If Yes:  Initial Target Death Benefit  $  _______________
                  (Attach Schedule from Illustration for subsequent Target Death
                     Benefit changes.)
     d.  Scheduled Periodic Premium  $  ________________
         (If premium varies from year to year attach schedule)
     e.  [ ]  Option 1 (Stated Death Benefit. If no option selected, Option 1 will apply.)
         [ ]  Option 2  (Stated Death Benefit plus Account Value.)
     f.  [ ]  Guideline Premium Cash Value Corridor Test
         [ ]  Cash Value Accumulation Test
     g.  First Year Pour-In (if any)  $  _______________
     h.  Additional Riders
         [ ] Accidental Death  $  ________________
         [ ] Additional Insured $ _______________(Complete section G)
         [ ] Right to Exchange
         [ ] Waiver of Cost of Insurance
         [ ] Waiver of Specified Premium $ ______________
         [ ] Child's Insurance Rider (# of Units) ______ (Complete section H)
         [ ] Guaranteed Insurability Rider _________________
         [ ] Other _____________________________________________________________
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SECTION F -- SPECIAL DATING REQUESTED
(If neither box checked below, policy will be issued at age nearest birthday as of issue date.)

                                                                                Mo    Day   Year
F-1  [ ] Date to Save Age   Specify Requested Age ____  F-2 [ ] Specific Date   [ | ] [ | ] [ | | | ]

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SECTION G -- ADDITIONAL INSURED RIDER
G-1 Name of Proposed Additional Insured (If more than one additional insured, specify details in special instructions, Section O)
     (First, Middle, Last, Suffix)
     ___________________________________________________________________________
G-2  Relationship to proposed insured  _________________________________________

                Month Day   Year
G-3  Birthdate [ | ] [ | ] [ | | | ]   G-4 Social Security Number [ | | ]-[ | ]-[ | | | ]

G-5 Height _____ G-6 Weight _____ G-7 Insurance Age (Age nearest birthday)[ | ] G-8 Show beneficiary for additional insured if different from beneficiary named in Section D.
     Name: __________________  Relationship: ______________  Birth date: _______
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SECTION H -- CHILD RIDER
                                        Birthdate Mo/Day/Yr     Height   Weight
H-1 Child ____________________________|_____/______/________|_________|________
H-2 Child ____________________________|_____/______/________|_________|________
H-3 Child ____________________________|_____/______/________|_________|________
H-4 Child ____________________________|_____/______/________|_________|________

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SECTION I -- GUARANTEED MINIMUM DEATH BENEFIT OPTION

I-1  GUARANTEE PERIOD (SELECT ONE, IF OPTION DESIRED; OTHERWISE THERE WILL BE NO GUARANTEED PERIOD)
     [ ] Later of ten years or proposed insured's age 65    [ ] Lifetime of proposed insured

     Note: The Guarantee Period will terminate if:
     1. You fail to pay the required Guarantee Period Annual premium defined in your prospectus; or
     2. Your Account Value on any Monthly Processing date is not diversified according to the following rules:
         a. No more than 35% of your Net Account Value may be invested in any one division; and
         b. Your Net Account Value must be invested in at least five divisions.

         You will satisfy these diversification requirements if: (i) you participate in the Automatic Rebalancing feature defined in and governed by the policy prospectus in effect at the time you elect the Guarantee Period and your Automatic Rebalancing allocations comply with the diversifications specified above; or (ii) you elect Dollar Cost Averaging and direct the resulting transfers into at least four other Divisions with no more than 35% of any transfer being to any one division.

         There may be other circumstances that will cause the Guarantee Period to terminate before its scheduled expiration date. See your prospectus for further information.
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SECTION J -- PREMIUM INFORMATION
J-1  PREMIUM MODE (If no option selected - Premium mode will be quarterly)
     [ ] Annual
     [ ] Quarterly
     [ ] Semi-Annual
     [ ] Monthly (only available for List Bill and Authorized Withdrawal/EFT)

J-2 PAYMENT METHOD (If no option selected - Payment Method will be Direct Bill for Annual, Semi-Annual or Quarterly Premium Mode or EFT for Monthly Mode)
     [ ] Direct Bill (not available for monthly)
     [ ] Single Premium
     [ ] List Bill     Existing List Bill Number _________________________
     [ ] Authorized Withdrawal (Complete Authorized Withdrawal/EFT Form)

J-3  PREMIUM COLLECTED WITH APPLICATION
      The agent is not authorized to collect any premium before delivering a policy unless the Binding Limited Life Insurance Coverage form has been completed and signed by the agent, applicant and proposed insured and a copy given to the applicant. THERE IS NO COVERAGE BEFORE DELIVERY OF THE POLICY EXCEPT AS PROVIDED BY THAT FORM.

      Yes    No

      [ ]    [ ] a.  Has agent collected any premium  (including any Authorized
                     Withdrawal/EFT Form) with this application? If yes, total
                     premium (including any pour-in) collected $ _____________
      [ ]    [ ] b.  If answer to (a) is "Yes," has agent complied with the
                     Binding Limited Life Insurance Coverage requirements?
      [ ]    [ ] c.  Has the applicant signed and received a Binding Limited
                     Life Insurance Coverage form in connection with this application? Attach signed copy of Binding Limited Life
                     Insurance Coverage form.

NOTE: If any Authorized Withdrawal/EFT is collected with this application, the required premium amount as outlined in the prospectus must be collected in order to put the policy inforce.

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SECTION J -- PREMIUM INFORMATION (continued)

J-4 INITIAL PREMIUM ALLOCATION. Please allocate your Initial Premium to the Guaranteed Interest Division and/or among the Variable Account Divisions. Please use whole number percentages for each Division elected. You must allocate at least 1% of your Premium Allocation to each Division in which you elect to invest. The total must equal 100%.


_______% GUARANTEED INTEREST DIVISION

                           VARIABLE ACCOUNT DIVISIONS

AIM                                     Invesco                            Van Eck
____% V.I. Government Securities        ____% Industrial Income            ____% Worldwide Hard Assets
____% V.I. Capital Appreciation         ____% High Yield                   ____% Worldwide Emerging Markets
                                        ____% Utilities                    ____% Worldwide Bond
Alger American                          ____% Total Return                 ____% Worldwide Real Estate
____% Small Capitalization              ____% VIF Small Company Growth
____% MidCap Growth
____% Growth                            Neuberger & Berman
____% Leveraged AllCap                  ____% Limited Maturity Bond
                                        ____% Growth Portfolio
Fidelity Investments                    ____% Partners Portfolio
____% Asset Manager
____% Growth Portfolio
____% Money Market
____% Index 500

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SECTION K -- SUITABILITY
     a. Have you, the Proposed Insured, and the Owner, if other than the Proposed Insured, received a current Prospectus dated _________________ for the Variable Life Insurance policy applied for and current prospectus for each of the Variable Account Divisions? [ ] Yes [ ] No
     b. Do you understand that under the policy applied for the amount or duration of the death benefit may vary under specified conditions; policy values may increase or decrease in accordance with the investment experience of investment divisions in a Separate Account, and may increase in accordance with the interest credited in the Guaranteed Interest Division; and the amount payable at the Final Policy Date is not guaranteed but is dependent on the amount then in the Account Value? [ ] Yes [ ] No
     c. Do you understand that any personalized illustrations received are based on hypothetical interest assumptions which may not be indicative of actual future investment experience of our Separate Account or of actual interest credited in our Guaranteed Interest Division? [ ] Yes
         [ ] No
     d. With this in mind, is the policy in accord with your insurance objectives and your anticipated financial needs? [ ] Yes [ ] No

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SECTION L -- PERSONAL INFORMATION
L-1 List life insurance policies on all persons proposed for coverage (1) now in force or (2) applied for within the last 12 months, or (3) pending now. If NONE, Check this box [ ]

        Name of                                 Year                   A.D.     Business or     Indicate if Inforce,
   Proposed Insured       Company              Issued       Amount    Amount     Personal         Applied for, or Pending
  --------------------|---------------------|-----------|-----------|---------|-------------|-----------------------------|
  --------------------|---------------------|-----------|-----------|---------|-------------|-----------------------------|
  --------------------|---------------------|-----------|-----------|---------|-------------|-----------------------------|

                                                                                               Yes    No
L-2  Has any proposed insured ever been declined for insurance (or reinstatement)
     or been offered insurance with restricted benefits or at other than
     standard rates? (If "Yes" give details in section L-12)                                   [ ]    [ ]
L-3  Is this insurance to replace, or will it cause any change in, any insurance or annuity on any person proposed for coverage? (If "Yes" submit a completed replacement form
     with this application.)                                                                   [ ]    [ ]
L-4  a.  Is this insurance intended to be a tax free exchange - 1035 Exchange?
         (If "Yes" indicate Company in section L-12)                                           [ ]    [ ]
     b.  If "Yes" will any policy loan be carried over?                                        [ ]    [ ]
L-5  Has any person proposed for coverage:
     a.  ever smoked cigarettes? (If "Yes," give name and details in section L-12)             [ ]    [ ]
     b.  ever used tobacco in any form other than cigarettes? (If "Yes" give name and
         details in section L-12)                                                              [ ]    [ ]
     c.  ever stopped smoking cigarettes? (If "Yes" give name and date last smoked in
         section L-12)                                                                         [ ]    [ ]
     d.  ever stopped using tobacco in any form other than cigarettes. (If "Yes" give
         name, type and date last used in section L-12)                                        [ ]    [ ]
L-6  Within the last 3 years or within the next 12 months, has any person proposed for coverage:
     a.  flown (or planned to fly) other than as a passenger on a regularly scheduled airline?
         (If "Yes" complete Aviation Supplement.)                                              [ ]    [ ]
     b.  had a drivers license denied, revoked, or suspended; had three or more moving violations; been convicted of an alcohol or drug related driving offense; been involved in two or more auto accidents?
        (If "Yes" give details in section L-12)                                                [ ]    [ ]
     c.  participated in (or intend to participate in) vehicle racing (on land or water), ballooning, bobsledding, hang gliding, ultralight aviation, horse racing, mountaineering, rodeo, scuba/skin diving, skydiving/parachuting, or bungee cord
         jumping? (If "Yes" complete Avocation Supplement)                                     [ ]    [ ]
L-7  List Driver's License No. here [ | | | | | | | | | | | ] State _____
L-8  Does any person proposed for coverage contemplate traveling or residing outside the U.S.A.
     or Canada within the next 12 months? (If "Yes" give details in section L-12)              [ ]    [ ]
L-9  Has any person proposed for coverage been convicted of a felony within the last
     5 years? (If "Yes" give  details in section L-12)                                         [ ]    [ ]
L-10 Has any person proposed for coverage:
     a.  ever had, or now have, any type of heart disease, cancer, leukemia, or
         malignant tumor? (If "Yes" give details in section L-12)                              [ ]    [ ]
     b.  ever been diagnosed by a licensed member of the medical profession as having
         Acquired Immune Deficiency Syndrome (AIDS) or any immune deficiency or disorder?
         (DO NOT ANSWER THIS QUESTION IF YOU RESIDE IN NEVADA.) (If "Yes" give details in
         section L-12)                                                                         [ ]    [ ]
L-11 Does any person proposed for coverage now participate in any regular physical
     exercise program?                                                                         [ ]    [ ]

L-12 Details of "YES" Answers to Questions L-2 through L-11

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SECTION M -- MEDICAL EXAM CERTIFICATE (Complete when submitting medical examination of another insurance company.)
M-1 The attached examination is on the life of: _______________________________ M-2 Name of insurance company for which examination was made and date of examination:
     Company                                           Date of Examination
     ________________________________________________  _________________________
M-3 To the best of the proposed insured's knowledge and belief, are the statements in the examination true as of today? [ ] Yes [ ] No
     (If "No," explain in "Remarks")
M-4 Has the proposed insured consulted a doctor or other practitioner or received medical or surgical advice since the date of the examination?
                                                                  [ ] Yes [ ] No
                                                (If "Yes," explain in "Remarks")
     Remarks to No. M-3 and M-4







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SECTION N -- FINANCIAL INFORMATION Must be completed where the face amount exceeds (1) $200,000 for business insurance, (2) $300,000 for an insured 65 and under, or (3)$100,000 for an insured over 65.

N-1 What is the purpose of the insurance applied for? _________________________ If the insurance applied for is personal, what is the proposed insured's:
     Annual Earned Income           $ __________ Total Assets      $ ___________
     Annual Interest & Other Income $ __________ Total Liabilities $ ___________
                                                 Total Net Worth   $ ___________

N-2  If Business Insurance:                  Last Year          2 Years Ago
     a.  Annual net profit
         (before taxes, past two years)    $ _______________  $ ________________
     b.  Business reason for insurance (check at least one box and furnish details)
         [ ]Key Person  [ ]Stock Redemption/Buy and Sell  [ ]Other _____________
     c.  If Key Person insurance:
         (1)  Are all partners or key people to be covered?   [ ] Yes   [ ] No
              (If "No," explain)





         (2)  Does proposed insured have an ownership interest in the business?
                                                                 [ ] Yes [ ] No
              If "Yes," what is proposed insured's percent of ownership? ______%
         (3)  What is proposed insured's annual income? $ _______________

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SECTION N -- FINANCIAL INFORMATION (Continued)  Must be completed where the face amount exceeds (1) $200,000 for business insurance, (2) $300,000 for an insured 65 and under, or (3)$100,000 for an insured over 65.
     d.  If to fund stock redemption, is there a written agreement?
                                                                  [ ] Yes [ ] No
        (1)  What is the book value of the business? $ ____________________
        (2)  What is the market value of the business? $ _____________________
        (3)  How was the value determined? ____________________________________
N-3  Is this insurance to guarantee a loan?   [ ] Yes   [ ] No
     a.  If "Yes," is the lender requiring this insurance?   [ ] Yes   [ ] No
     b.  Is the loan finalized?   [ ] Yes   [ ] No
     c.  What is the term of the loan? (Months) _____________
     d.  Name of lender:  ______________________________________________________
     e.  Amount of loan:  ______________________________________________________
     f.  Purpose of loan: ______________________________________________________
     g.  Are others being insured for the same purpose?   [ ] Yes   [ ] No
         If Yes, who and for what amount?
         ________________________________________  Amount $ ____________________
         ________________________________________  Amount $_____________________
N-4 Additional remarks about purpose of the insurance and how the amount of insurance was determined.

     Remarks to Section N







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SECTION O -- SPECIAL INSTRUCTIONS

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                                     PART II
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Please Print All Information Using Dark Ink

Part II MUST be completed for EACH person proposed for coverage unless the person is medically examined.
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SECTION A -- PERSONAL PHYSICIANS
A-1 For each person proposed for coverage, give the name and address of the personal physicians and the date and reason the physician was last seen. IF NONE, CHECK HERE [ ]

Proposed Insured's Name  Name and Address of Physician           Date and Reason Last Seen
                         |---------------------------------------|-------------------------------
                         |---------------------------------------|-------------------------------
-------------------------|---------------------------------------|-------------------------------
                         |---------------------------------------|-------------------------------
                         |---------------------------------------|-------------------------------
-------------------------|---------------------------------------|-------------------------------
                         |---------------------------------------|-------------------------------
                         |---------------------------------------|-------------------------------
-------------------------|---------------------------------------|-------------------------------

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SECTION B -- MEDICAL INFORMATION (Complete for each person proposed for coverage.) (For all of Section B, circle each specific condition and give details of all "Yes" answers in the Details Section following question B-11. Give name of disease, symptoms, etc.; the date of onset; the duration; number of attacks; and name and addresses of medical professional or hospital providing services.)
B-1 Has any person proposed for coverage ever been treated for, or been told by a member of the medical profession that the person has:

                                                                                                              Yes   No
     a.  pain, pressure, or discomfort in the chest or arms; high blood pressure; heart murmur; irregular
         heartbeat; or any other disease or disorder of the heart?                                            [ ]   [ ]
     b.  anemia; leukemia; or any other disorder of the blood, veins or arteries?                             [ ]   [ ]
     c.  asthma; bronchitis; pneumonia; tuberculosis; emphysema; shortness of breath; chronic cough,
         or any other disorder of the lungs or respiratory system?                                            [ ]   [ ]
     d.  mental or emotional disorder, nervous breakdown; epilepsy; convulsions; chronic fatigue;
         fainting spells; paralysis; stroke; or any other disorder of the brain or nervous system?            [ ]   [ ]
     e.  significant weight loss; ulcer; colitis; diverticulitis; hepatitis; cirrhosis; persistent diarrhea;
         or other disease of the liver, gall bladder, pancreas, stomach or intestines?                        [ ]   [ ]
     f.  diabetes; thyroid; recurrent enlarged glands; or other glandular disease or disorder?                [ ]   [ ]
     g.  arthritis; gout; or any bone, joint, muscle, or skin disorder?                                       [ ]   [ ]
     h.  polyp, tumor, or cancer?                                                                             [ ]   [ ]
     i.  disorder of the urinary tract or kidneys; urethritis; cystitis; sugar, albumin, or blood in the
         urine?                                                                                               [ ]   [ ]
     j.  prostate or testicular disease; venereal disease; herpes; or disease of the uterus, ovaries or
         breasts?                                                                                             [ ]   [ ]
     k.  any disorder of the eyes; ears; nose; or throat?                                                     [ ]   [ ]
     l.  any other health impairment or medically or surgically treated condition within the last 5 years
         not mentioned above?                                                                                 [ ]   [ ]

                                                                                                              Yes   No
B-2  Has any person proposed for coverage ever been treated for or been told by a licensed member of the medical profession that the person has Acquired Immune Deficiency Syndrome (AIDS) or any disorder or deficiency of the Immune System? (DO NOT ANSWER THIS QUESTION IF YOU RESIDE
     IN NEVADA.)                                                                                              [ ]   [ ]
B-3  Within the past 10 years, has any person proposed for coverage:
     a.  tested positive in a test to detect antibodies to the AIDSvirus (Human   T-Cell Lymphotrophic
         virus type III; HTLV-III, Human Immunodeficiency Virus [HIV])? (DO NOT ANSWER
         THIS QUESTION IF YOU RESIDE IN CONNECTICUT OR MAINE.)                                                [ ]   [ ]
     b.  had a blood transfusion?                                                                             [ ]   [ ]
B-4  Within the past 5 years, has any person proposed for coverage been a patient in or had treatment
     at a hospital, clinic, sanitarium or other medical facility?                                             [ ]   [ ]
B-5  Is any person proposed for coverage now under regular medical observation by, or taking
     treatment from, a member of the medical profession?                                                      [ ]   [ ]
B-6  Other than as stated in the answers above, has any person proposed for coverage, within the last 5 years:
     a.  had a checkup or consultation with a member of the medical profession?                               [ ]   [ ]
     b.  had an electrocardiogram, x-ray, blood test or other test?                                           [ ]   [ ]
     c.  been advised by a member of the medical profession to have any diagnostic test,
         hospitalization, or surgery which was not completed?                                                 [ ]   [ ]
B-7  Does any person proposed for coverage have a deformity or an amputation?                                 [ ]   [ ]
B-8  Does any person proposed for coverage now take any medicine prescribed by a member
     of the medical profession?                                                                               [ ]   [ ]
B-9  Except as legally prescribed by a physician, has any person proposed for coverage ever used narcotics, cocaine, marijuana, or any hallucinatory or mind altering substances in the
     past 10 years?                                                                                           [ ]   [ ]
B-10 In the last 5 years, has any person proposed for coverage received treatment for or joined an
     organization because of the alcoholism or drug addiction of that person?                                 [ ]   [ ]
B-11 Has any parent, brother, or sister of any person proposed for coverage ever had cancer; diabetes; high blood pressure; heart or kidney disease; nervous
     or mental disorder; tuberculosis; or hereditary disorder?                                                [ ]   [ ]

Details of "Yes" answers to questions B-1 through B-11

Ques.      Name of
  No.   Proposed Insured      Complete Details (including, if any, name of physician noted in Section A-1)
------|--------------------|-----------------------------------------------------------------------------------------------
------|--------------------|-----------------------------------------------------------------------------------------------
------|--------------------|-----------------------------------------------------------------------------------------------
------|--------------------|-----------------------------------------------------------------------------------------------
------|--------------------|-----------------------------------------------------------------------------------------------
------|--------------------|-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION C -- FAMILY HISTORY


                                       Living                  Deceased
Family Member           Age       State of Health         Age at Death/Cause
-------------           ---       ---------------         ------------------
Father
Mother
Brothers

Sisters

                                   AGREEMENTS


All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:
1. The statements and answers in this application will be relied upon and form the basis of any insurance.
2. No information will be considered as having been given to Security Life unless it is written in this application. (THIS PARAGRAPH DOES NOT APPLY IN THE STATES OF MAINE, MISSOURI, OREGON, SOUTH CAROLINA, AND SOUTH DAKOTA.)
3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.
4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy constitutes a ratification of such amendments. In those states, including Maryland, where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.
5. INSURANCE UNDER POLICY APPLIED FOR - EXCEPT AS MAY BE PROVIDED IN ANY BINDING LIMITED LIFE INSURANCE COVERAGE, NO POLICY OF INSURANCE WILL BE IN FORCE UNTIL (1) THE FIRST POLICY PREMIUM IS PAID AND (2) THE POLICY IS DELIVERED WHILE THE FACTS AND HEALTH CONDITION OF THE PROPOSED INSURED(S) ARE AS REPRESENTED IN THIS APPLICATION. WHEN THESE CONDITIONS ARE SATISFIED, THE POLICY AS DELIVERED WILL THEN TAKE EFFECT.
6. Binding Limited Life Insurance Coverage - Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.
7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.
8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.

         AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

Security Life of Denver Insurance Company ("Security Life") may obtain information about me or my minor children from: any physicians; medical practitioner; hospital, clinic or other medical facility; employer; other insurance companies or institutions; consumer reporting agency; or Medical Information Bureau, Inc. (MIB, Inc.). The purpose is to evaluate my application for insurance or benefits. Security Life may obtain an investigative consumer report and any records or other information available as to diagnosis, treatment and prognosis of any physical or mental condition.

Security Life may obtain any drug, physical and mental health, and alcohol-related information which may be protected by federal or state laws and regulations. As it pertains to alcohol and drug information covered by federal regulation, this authorization may be revoked at any time by written notice to Security Life. But any action taken before my written revocation is received by Security Life will not be affected.

Security Life may make a brief report about me or my children to MIB, Inc. Security Life may disclose information to: its reinsurers; those who perform services for Security Life on my application for insurance or benefits: or those companies to which I have applied or may apply for life or health insurance or benefits. Disclosure may be made when required or permitted by law.

This is valid for two and one-half years from the date below. An original or copy may be used by Security Life or its authorized representatives to obtain information. I have read and received a copy of this authorization. I also have a copy of the Notice of Information Procedures. It includes the MIB, Inc.
and Fair Credit Reporting Notices.

NOTICE: Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information may be guilty of insurance fraud.

Signature of
Proposed Insured ________________________________________ Date ________________
(If below age 15, signature of parent or guardian)
Signature of Owner (If other than proposed insured)
OR (IF APPLICABLE) Corporate Owner Signature ___________________________________
                (If a firm or corporation is to be owner, the signature and title of an officer other than the proposed insured is required.) Signed by Owner at (State) _______________

Signature of Spouse _________________________________

Signature of Additional Insured(s)
(If proposed for coverage)         _____________________________________________

Except for any medical exam form, I certify that I have asked and recorded completely and accurately the answers to all questions on this application. I know of nothing else affecting the risk.
Signature of Agent/Registered Rep. ______________________________________  Reg.Rep. Number ________________________
Signature of Agent/Registered Rep. ______________________________________  Reg.Rep. Number ________________________
Signature of Agent/Registered Rep. ______________________________________  Reg.Rep. Number ________________________

_______________________________________   ______________________________________
Name of Broker/Dealer/Branch/OSJ          Address of Broker/Dealer/Branch/OSJ


   HOME OFFICE
   CORRECTIONS
(FOR HOME OFFICE
    USE ONLY)
                                               (Not applicable in West Virginia)
                                       10

                       REGISTERED REPRESENTATIVE'S REPORT
              (Must be completed and signed for every application)

                                                  Yes   No                                                         Yes    No
1)   Do you have knowledge or reason to                          5)   What is the amount of insurance in force
     believe that replacement of existing                             on the spouse of the proposed insured?
     insurance or annuity may be involved?        [ ]   [ ]           $_______________________
     If Yes, explain:_________________________                   6)   If any proposed insured is a minor, what
2)   How long have you known the proposed                             is the amount of insurance on:
     insured? ______ Years
     Are you related?                             [ ]   [ ]           Father    $___________   Mother  $__________
     If so, how? ____________________________                         Brothers  $___________   Sisters $__________
3)   Does the proposed insured speak English?     [ ]   [ ]
                                                                 7)   Will the applicant accept this policy if it
     Was the application interpreted for and                          is a "Modified Endowment" at issue?          [ ]   [ ]
     understood by the proposed insured?          [ ]   [ ]      8)   If a medical exam is required, has it been
                                                                      ordered?                                     [ ]   [ ]
     Are all persons proposed for coverage                       9)   What is the source of the first premium payment:
     U.S. citizens?                               [ ]   [ ]           [ ] Applicant check
     If not, how long in U.S.? _____Mos. _____Yrs.                    [ ] Other (specify):________________________
4)   Did proposed insured approach you for
     this insurance?                              [ ]   [ ]

--------------------------------------------------------------------------------

10)  Writing Registered Representative (Print)  ______________________________________    Production Credit Split
                                                                                           Variable
     Writing Registered Representative (Sign)                                             Agent Number             Percent
                                                                                          _______________          _______
     Date _________________________   Registered Representative Number:  [ | | | | | ]    _______________          _______
                                                                                          _______________          _______

--------------------------------------------------------------------------------
11) What was the PRIMARY purpose of the insurance?

     PERSONAL PLANNING                       Business Planning
     A  [ ] Estate/Death Tax                 J  [ ] Executive Bonus
     B  [ ] Family Protection                K  [ ] Qualified Plan
     C  [ ] Mortgage Protection              L  [ ] Deferred Compensation
     D  [ ] College Funding                  M  [ ] Buy-Sell
     E  [ ] Gift/Charitable                  N  [ ] Key Executive
     F  [ ] Retirement Maximizer             O  [ ] Employee Benefit
     G  [ ] IRP/PPP/PRO                      P  [ ] Other ______________________
     H  [ ] Savings
     I  [ ] Other _________________________
--------------------------------------------------------------------------------
12)  Who was the PRIMARY decision-maker involved?

     PERSONAL PLANNING                                           BUSINESS PLANNING
       A  [ ] Insured              D  [ ] Grandparent            G  [ ]  Businessowner         J  [ ]  Board of Directors
       B  [ ] Insured and Spouse   E  [ ]  Child(ren)            H  [ ]  Attorney              K  [ ]  Trustee
       C  [ ] Parent               F  [ ]  Other ______________  I  [ ]  Accountant            L  [ ]  Other __________________

--------------------------------------------------------------------------------

13)  Did the Home Office or Regional Staff assist you?  [ ]Yes  [ ]No   (If yes, check all that apply.)
     A  [ ] Illustration           D  [ ] Template design        G  [ ] Family Asset Review         J  [ ] Other __________________
     B  [ ] Case design            E  [ ] Estate Analysis        H  [ ] Competition Services
     C  [ ] Sample Documents       F  [ ] Business Analysis      I  [ ] Legal Consultation

INSTRUCTIONS FOR COMPLETING VARIABLE LIFE SERVICE REQUESTS FORM


SECTION 1 -- SECTIONS TO BE COMPLETED
-------------------------------------------------------------
>  Complete each of the sections indicated for each option.
>  Obtain signatures and date in Section 9.

SECTION 2 -- POLICY INFORMATION:
-------------------------------------------------------------
> New Policies. If the service request is in connection with a new policy application please enter the name of the proposed insured, the proposed policyowner, the policy face amount and the date the application was signed in Section 2A.
> Existing Policies. If the service request is for an existing policy, please enter the policy number in Section 2B.

SECTION 3 -- PREMIUM PAYMENT ALLOCATION CHANGE REQUEST
-------------------------------------------------------------
   o Enter your future premium allocation.
   o Premium allocations must be made only in whole percentages.
   o The sum of all premium allocations must equal 100%.

SECTION 4 -- TELEPHONE PRIVILEGE AUTHORIZATION OR REVOCATION:
-------------------------------------------------------------
> You may give each policyowner and your Registered Representative the authority to transfer policy values among the divisions or to request a partial withdrawal by telephone. If you elect telephone privileges, you must also have a PIN number. If you wish to use a specific PIN number, please indicate that number on the request form in Section 6.
   o Mark the boxes indicating the individuals for whom telephone authority is granted.
   o To revoke telephone privileges for a specific individual, mark the box next to the persons for whom privileges are to be revoked.
   o If you are revoking telephone privileges for your registered representative, the PIN number will be changed.

SECTION 5 -- AUTOMATIC REBALANCING OPTION:
-------------------------------------------------------------
>  GENERAL
   o The total of all automatic rebalancing allocations must equal 100%.
   o Automatic rebalancing may be done at the same time as dollar cost averaging. If you do these simultaneously, exclude the division from which the dollar cost averaging transfers will be taken.
   o Automatic rebalancing percentages may be different from the premium allocation percentages.
>  TO INITIATE AUTOMATIC REBALANCING OPTION:
   o Enter the percentage for each Division you wish to include in automatic rebalancing. The total of all percentages must equal 100%. [IMPORTANT REMINDER: If you also have elected the Guaranteed Minimum
     Death Benefit, you must invest your funds in at least 5 Divisions with no more than 35% in any one Division.]
   o Indicate the frequency and date with which you wish automatic rebalancing to occur.
>  TO CHANGE YOUR AUTOMATIC REBALANCING PERCENTAGES OR FREQUENCY:
   o Enter the percentage for each division you wish to include in automatic rebalancing. The total of all percentages must equal 100%.
   o Indicate the frequency and date with which you wish automatic rebalancing to occur.

SECTION 6 -- PIN NUMBER CHANGE:
-------------------------------------------------------------
   o You must have a PIN number if you elect the telephone privilege option.
   o If you wish to use a specific PIN number, please indicate that number in this section.

SECTION 7 -- DOLLAR COST AVERAGING OPTION:
-------------------------------------------------------------
>  TO INITIATE OR CHANGE DOLLAR COST AVERAGING:
   o Changes to Dollar Cost Averaging allocations are allowed once each policy year.
   o Enter the total percentage/dollar amount you wish to have transferred from either the Money Market or the Bond Division into the Divisions of the Variable Account.
   o Enter the percentage/dollar amount you wish to have transferred into each selected Division of the Variable Account.
     [IMPORTANT NOTE: When transferring funds from one Division to another, you may:
       -- transfer dollar amounts to dollar amounts
       -- transfer dollar amounts to percentages
       -- transfer percentages to percentages
     You may not transfer percentages to dollar amounts.]
   o Percentages must add up to 100%.
   o Dollar amounts must add up to the total dollar amount to be transferred.
   o Indicate the frequency and date with which you wish dollar cost averaging to occur.
   o You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Accumulation value reaches this dollar amount, Dollar Cost Averaging will terminate.

 SECTION 8 -- DIVISION TRANSFER REQUEST:
-------------------------------------------------------------
>  Fund Transfers Among Divisions
   o Enter the dollar/percentage you wish to transfer in the "Transfer
     From" column. Enter the dollar/percentage you wish to transfer into a Division in the "Transfer To" column.
     [IMPORTANT NOTE: When transferring funds from one Division to another, you may:
       -- transfer dollar amounts to dollar amounts
       -- transfer dollar amounts to percentages
       -- transfer percentages to percentages
     You may not transfer percentages to dollar amounts.]
   o A minimum of $100 must be transferred. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least $100.
   o The total dollar amount shown in the "Transfer To" column must equal the total dollar amount shown in the "Transfer From" column.
   o The total percentages shown in the "Transfer To" column must equal 100%.
   o Transfers to or from the Guaranteed Interest Division have specific time and amount limitations. Please refer to your policy or prospectus for additional information.

VARIABLE LIFE                                     SECURITY LIFE OF DENVER INSURANCE COMPANY    [Logo of Security Life appears here]
SERVICE REQUESTS FORM                                Variable Life Customer Service Center
FOR NEW AND EXISTING VARIABLE LIFE POLICIES         P. O. Box 173888, Denver, CO 80217-3885
                                                                 1-800-848-6362

--------------------------------------------------------------------------------
SECTION 1: SECTIONS TO BE COMPLETED
--------------------------------------------------------------------------------

For Automatic Rebalancing Option-- Complete Sections 2, 5 & 9         For Division Transfer Requests-- Complete Sections 2, 8 & 9
For Dollar Cost Averaging Option-- Complete Sections 2, 7 & 9         For Telephone Transfer Authorization/Revocation -
                                                                                                          Complete Sections 2, 4 & 9
For Premium Allocation Change Requests-- Complete Sections 2, 3 & 9   For PIN Number Changes-- Complete Sections 2, 6 & 9

--------------------------------------------------------------------------------
SECTION 2: POLICY INFORMATION
--------------------------------------------------------------------------------
A. [ ] FOR NEW POLICIES:
       Proposed Policyowner Name:___________________________
       Proposed Insured's Name:___________________________
       Policy Face Amount:___________________________
       Policy Application Date:___________________________
B. [ ] FOR EXISTING POLICIES:
       Policyowner Name:___________________________
       Policy No.:___________________________

--------------------------------------------------------------------------------
SECTION 3: PREMIUM ALLOCATION CHANGE REQUEST
--------------------------------------------------------------------------------

NEUBERGER & BERMAN                 ALGER AMERICAN
_____%  Limited Maturity Bond      _____%  Small Capitalization
_____%  Growth Portfolio           _____%  MidCap Growth
_____%  Partners Portfolio         _____%  Growth
VAN ECK                            _____%  Leveraged AllCap
_____%  Worldwide Hard Assets      FIDELITY INVESTMENTS
_____%  Worldwide Real Estate      _____%  Growth Portfolio
_____%  Worldwide Bond Fund        _____%  Overseas
_____%  Worldwide Emerging         _____%  Money Market
        Markets                    _____%  Index 500
INVESCO                            _____%  Asset Manager
_____%  Industrial Income          AIM
_____%  High Yield                 _____%  V.I. Government
_____%  Utilities                          Securities
_____%  Total Return               _____%  V.I. Capital
_____%  Small Company Growth               Appreciation
      _____%  GUARANTEED INTEREST DIVISION

--------------------------------------------------------------------------------
SECTION 4: TELEPHONE PRIVILEGE AUTHORIZATION OR REVOCATION
--------------------------------------------------------------------------------
[ ]  TELEPHONE PRIVILEGE AUTHORIZATION: I/We authorize Security Life of
     Denver to accept telephone instructions from the Owners/ Registered Representative of the policy listed above:
     [ ] Owners Only     [ ] Owner and Registered Representative
[ ] REVOCATION OF TELEPHONE PRIVILEGE AUTHORIZATION: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:
     [ ] Owners and Registered Representative
     [ ] Registered Representative Only

By signing this form, I/we agree to hold harmless and indemnify Security Life for any losses arising from such authorization/revocation instructions. We further authorize Security Life to record telephone conversations with any person utilizing telephone privileges on the policy listed in Section 2. I/We understand that Security Life reserves the right to discontinue the telephone privilege at any time.

--------------------------------------------------------------------------------
SECTION 5: AUTOMATIC REBALANCING OPTION
--------------------------------------------------------------------------------
[ ] INITIATE AUTOMATIC REBALANCING (complete below)
[ ] CHANGE AUTOMATIC REBALANCING (complete below)

                        AUTOMATIC REBALANCING ALLOCATION

NEUBERGER & BERMAN                 ALGER AMERICAN
_____%  Limited Maturity Bond      _____%  Small Capitalization
_____%  Growth Portfolio           _____%  MidCap Growth
_____%  Partners Portfolio         _____%  Growth
VAN ECK                            _____%  Leveraged AllCap
_____%  Worldwide Hard Assets      FIDELITY INVESTMENTS
_____%  Worldwide Real Estate      _____%  Growth Portfolio
_____%  Worldwide Bond Fund        _____%  Overseas
_____%  Worldwide Emerging         _____%  Money Market
        Markets                    _____%  Index 500
INVESCO                            _____%  Asset Manager
_____%  Industrial Income          AIM
_____%  High Yield                 _____%  V.I. Government
_____%  Utilities                          Securities
_____%  Total Return               _____%  V.I. Capital
_____%  Small Company Growth               Appreciation
      _____%  GUARANTEED INTEREST DIVISION

FREQUENCY AND DATE OF AUTOMATIC REBALANCING:
(If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)
FREQUENCY:
[ ]  Monthly     [ ] Quarterly     [ ] Semi-annually     [ ] Annually
DATE:
[ ] Policy Processing Date - Date on which processing will occur based on frequency selected beginning______________________________
                                         (Month/Date)
[ ]  Last Valuation Date of Calendar Period
[ ]  Specific Date each Period beginning_______________________
                                            (Specify Date)

--------------------------------------------------------------------------------
SECTION 6: PIN NUMBER CHANGE
--------------------------------------------------------------------------------
[ ] Please issue a new Personal Identification Number (PIN #) for the policy listed above.
[ ] Use the following specific number ____________________

I/We understand that only individuals with telephone privilege authority will be notified of the PIN Number change.


FOR HOME OFFICE USE ONLY.

--------------------------------------------------------------------------------
SECTION 7: DOLLAR COST AVERAGING OPTION
--------------------------------------------------------------------------------
[ ]  INITIATE DOLLAR COST AVERAGING (complete below)
[ ]  CHANGE DOLLAR COST AVERAGING (complete below)
Please transfer $_________ or _________% from:
(check one only)
     [ ] Fidelity Investment Money Market Division
     [ ] Neuberger & Berman Limited Maturity Bond Division into: the Variable Account Division(s) selected below.

                        DOLLAR COST AVERAGING ALLOCATION
                       NEUBERGER & BERMAN
$________or________%   Limited Maturity
$________or________%   Growth
$________or________%   Partners
                       ALGER AMERICAN
$________or________%   Small Capitalization
$________or________%   Midcap Growth
$________or________%   Growth
$________or________%   Leveraged AllCap
                       FIDELITY INVESTMENTS
$________or________%   Asset Manager
$________or________%   Growth Portfolio
$________or________%   Overseas
$________or________%   Money Market
$________or________%   Index 500
                       INVESCO
$________or________%   Industrial Income
$________or________%   High Yield
$________or________%   Utilities
$________or________%   Total Return
$________or________%   Small Company Growth
                       VAN ECK
$________or________%   Worldwide Hard Assets
$________or________%   Worldwide Emerging Markets
$________or________%   Worldwide Real Estate
$________or________%   Worldwide Bond
                       AIM
$________or________%   V.I. Government Securities
$________or________%   V.I. Capital Appreciation

$________or________%   GUARANTEED INTEREST DIVISION

FREQUENCY AND DATE OF DOLLAR COST AVERAGING:
(If no options are marked, frequency will be monthly and/or date will be policy processing date.)
FREQUENCY:
[ ]  Monthly     [ ] Quarterly     [ ] Semi-annually     [ ] Annually
DATE:
[ ] Policy Processing Date - Date on which processing will occur based on frequency selected beginning_________________________
                                       (Month/Date)
[ ]  Specific Date each Period beginning__________________
                                          (Specify Date)
TERMINATE:
[ ] Terminate Dollar Cost Averaging on (date)___________________
[ ] Terminate Dollar Cost Averaging when Division from which money is being transferred reaches $______________________

--------------------------------------------------------------------------------
SECTION 8: DIVISION TRANSFER REQUEST
--------------------------------------------------------------------------------
[ ]  CHANGE PREMIUM PAYMENT ALLOCATION
[ ]  TRANSFER BETWEEN DIVISIONS
     TRANSFER FROM           DIVISION          TRANSFER TO
                       NEUBERGER & BERMAN
$_______or_______%       Limited Maturity      $_______or_______%
$_______or_______%           Growth            $_______or_______%
$_______or_______%     Government Income
$_______or_______%         Partners            $_______or_______%
                         ALGER AMERICAN
$_______or_______%     Small Capitalization    $_______or_______%
$_______or_______%         Midcap Growth       $_______or_______%
$_______or_______%           Growth            $_______or_______%
$_______or_______%      Leveraged AllCap       $_______or_______%
                     FIDELITY INVESTMENTS
$_______or_______%        Asset Manager        $_______or_______%
$_______or_______%      Growth Portfolio       $_______or_______%
$_______or_______%         Overseas            $_______or_______%
$_______or_______%        Money Market         $_______or_______%
$_______or_______%         Index 500           $_______or_______%
                            INVESCO
$_______or_______%      Industrial Income      $_______or_______%
$_______or_______%         High Yield          $_______or_______%
$_______or_______%          Utilities          $_______or_______%
$_______or_______%         Total Return        $_______or_______%
$_______or_______%     Small Company Growth    $_______or_______%
                            VAN ECK
$_______or_______%     Worldwide Balanced
$_______or_______%    Worldwide Hard Assets    $_______or_______%
$_______or_______%  Worldwide Emerging Markets $_______or_______%
$_______or_______%    Worldwide Real Estate    $_______or_______%
$_______or_______%        Worldwide Bond       $_______or_______%
                              AIM
$_______or_______% V.I. Government Securities  $_______or_______%
$_______or_______%  V.I. Capital Appreciation  $_______or_______%

$_______or_______%      GUARANTEED INTEREST    $_______or_______%
                           DIVISION

--------------------------------------------------------------------------------
SECTION 9: SIGNATURES
--------------------------------------------------------------------------------
I/We acknowledge that we have read and understand:

1. the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
2. I/we can cancel or change any elections requested in Sections 5 and 7 above by sending written notice to the Customer Service Center at least 7 days before the next transfer date.
3. that dollar cost averaging and automatic rebalancing will begin on the date specified only if Security Life has received this signed form at least 7 days before the date specified.

Signature of Owner(s):
________________________________________  Date_________________________
________________________________________  Date_________________________
________________________________________  Date_________________________
Daytime Phone Number:___________________________________

- - - - - - - - - - - - -  - Detach and Give to Applicant - - - - - - - - - - -

[Logo of Security Life appears here]                   Security Life of Denver
                                                       Insurance Company
                                                       P.O. Box 173888
                                                       Denver, CO 80217-3885

           SUMMARY OF YOUR RIGHTS UNDER THE FAIR CREDIT REPORTING ACT


The Fair Credit Reporting Act (FCRA) is designed to promote accuracy, fairness, and privacy of information in the files of every "Consumer Reporting Agency"
(CRA). Most CRAs are credit bureaus that gather and sell information about you--such as if you pay your bills on time or have filed bankruptcy--to creditors, employers, landlords, and other businesses. You can find the complete text of the FCRA, 15 U.S.C. 1681-1681u, at the Federal Trade Commission's website (HTTP://WWW.FTC.GOV). The FCRA gives you specific rights as outlined below. You may have additional rights under state law. You may contact a state or local consumer protection agency or a state attorney general to learn those rights.

   o YOU MUST BE TOLD IF INFORMATION IN YOUR FILE HAS BEEN USED AGAINST YOU. Anyone who uses information from a CRA to take action against you--such as denying an application for credit, insurance, or employment--must give you the name, address, and phone number of the CRA that provided the report.

   o YOU CAN FIND OUT WHAT IS IN YOUR FILE. At your request, a CRA must give you the information in your file, and a list of everyone who has requested it recently. There is no charge for the report if a company/person has taken action against you because of information supplied by the CRA, if you request the report within 60 days of receiving the notice of action. You are also entitled to one free report every twelve months upon request if you certify that (1) you are unemployed and plan to seek employment within 60 days, (2) you are on welfare, or (3) your report is inaccurate due to fraud. Otherwise, a CRA may charge you a fee of up to eight dollars.

   o YOU CAN DISPUTE INACCURATE INFORMATION WITH THE CRA. If you tell a CRA that your file contains inaccurate information, the CRA must reinvestigate the items (usually within 30 days) by presenting to its information source all relevant evidence you submit, unless your dispute is frivolous. The source must review your evidence and report its findings to the CRA. (The source also must advise national CRAs--to which it has provided the data--of any error.) The CRA must give you a written report of the investigation, and a copy of your report if the investigation results in any changes. If the CRAs investigation does not resolve the dispute, you may add a brief statement to your file. The CRA must normally include a summary of your statement in future reports. If an item is deleted or a dispute statement is filed, you may ask that anyone who has recently received your report be notified of the change.

   o INACCURATE INFORMATION MUST BE CORRECTED OR DELETED. A CRA must remove or correct inaccurate or unverified information from its files, usually within 30 days after you dispute it. HOWEVER, THE CRA IS NOT REQUIRED TO REMOVE DATA FROM YOUR FILE THAT IS ACCURATE UNLESS IT IS OUTDATED (AS DESCRIBED BELOW) OR CANNOT BE VERIFIED. If your dispute results in any change to your report, the CRA cannot reinsert into your file a disputed item unless the information source verifies its accuracy and completeness. In addition, the CRA must give you a written notice telling you it has reinstated the item. The notice must include the name, address, and phone number of the information source.

   o YOU CAN DISPUTE INACCURATE ITEMS WITH THE SOURCE OF THE INFORMATION. If you tell anyone--such as a creditor who reports to a CRA--that you dispute an item, they may not then report the information to a CRA without including a notice of your dispute. In addition, once you've notified the source of the error in writing, it may not continue to report it if it is, in fact, an error.

   o OUTDATED INFORMATION MAY NOT BE REPORTED. In most cases, a CRA may not report negative information that is more than seven years old; ten years for bankruptcies.

   o ACCESS TO YOUR FILE IS LIMITED. A CRA may provide information about you only to those who have a need recognized by the FCRA--usually to consider an application you have submitted to a creditor, insurer, employer, landlord, or other business.

   o YOUR CONSENT IS REQUIRED FOR REPORTS THAT ARE PROVIDED TO EMPLOYERS, OR REPORTS THAT CONTAIN MEDICAL INFORMATION. A CRA may not report to your employer, or prospective employer, about you without your written consent. A CRA may not divulge medical information about you without your consent.

   o YOU MAY CHOOSE TO EXCLUDE YOUR NAME FROM CRA LISTS FOR UNSOLICITED CREDIT AND INSURANCE OFFERS. Creditors and insurers may use file information as the basis for sending you unsolicited offers of credit or insurance. Such offers must include a toll-free number for you to call if you want your name and address removed from future lists. If you call, you must be kept off the lists for two years. If you request, complete, and return the CRA form provided for this purpose, you must be taken off the lists indefinitely.

   o YOU MAY SEEK DAMAGES FROM VIOLATORS. You may sue a CRA or other party in state or federal court for violations of the FCRA.

S-5044A-97

THE FCRA GIVES SEVERAL DIFFERENT FEDERAL AGENCIES AUTHORITY TO ENFORCE ITS PROVISIONS:

--------------------------------------------------------------------------------
  For Questions or Concerns Regarding:                 Please Contact:
--------------------------------------------------------------------------------
CRAs, creditors, and others not listed below           Federal Trade Commission
                                                       Consumer Response Center - FCRA
                                                       Washington, DC 20580
                                                       Phone: 202-326-3761
--------------------------------------------------------------------------------
National banks, federal branches/agencies of           Office of the Comptroller of the Currency
foreign banks (word "National" or initials "N.A."      Compliance Management, Mail Stop 6-8
appear in or after bank's name)                        Washington, DC 20219
                                                       Phone: 800-613-7643
--------------------------------------------------------------------------------
Federal Reserve System member banks                    Federal Reserve Board
(except national banks, and federal                    Division of Consumer & Community Affairs
branches/agencies of foreign banks)                    Washington, DC 20551
                                                       Phone: 202-452-3693
--------------------------------------------------------------------------------
Savings associations and federally chartered           Office of Thrift Supervision
savings banks (word "Federal" or initials "F.S.B."     Consumer Programs
appear in federal institution's name)                  Washington, DC 20552
                                                       Phone: 800-842-6929
--------------------------------------------------------------------------------
Federal credit unions (words "Federal Credit           National Credit Union Administration
Union" appear in institution's name)                   1775 Duke Street
                                                       Alexandria, VA 22314
                                                       Phone: 703-518-6360
--------------------------------------------------------------------------------
State-chartered banks that are not members             Federal Deposit Insurance Corporation
of the Federal Reserve System                          Division of Compliance & Consumer Affairs
                                                       Washington, DC 20429
                                                       Phone: 800-934-FDIC
--------------------------------------------------------------------------------
Air, surface, or rail common carriers regulated        Department of Transportation
by former Civil Aeronautics Board or                   Office of Financial Management Interstate
Commerce Commission                                    Washington, DC 20590
                                                       Phone: 202-366-1306
--------------------------------------------------------------------------------
Activities subject to the Packers and Stockyards       Department of Agriculture
Act, 1921                                              Office of Deputy Administrator - GIPSA
                                                       Washington, DC 20250
                                                       Phone: 202-720-7051
--------------------------------------------------------------------------------

- - - - - - - - - - - - - DETACH AND GIVE TO APPLICANT - - - - - - - - - - - - -
                                   AGREEMENTS

All statements and answers in this application (which includes Part I, Part II, and supplements and amendments) are true and complete to the best of my knowledge and belief. I also agree that:
1. The statements and answers in this application will be relied upon and form the basis of any insurance.
2. No information will be considered as having been given to Security Life unless it is written in this application. (THIS PARAGRAPH DOES NOT APPLY IN THE STATES OF MAINE, MISSOURI, OREGON, SOUTH CAROLINA, AND SOUTH DAKOTA.)
3. No agent or any other unauthorized person can make or change any insurance contract or give up any of Security Life's rights or requirements. Any change must be in writing and signed by an officer of Security Life.
4. Security Life may amend this application by an appropriate notation in the space designated "Home Office Corrections" in order to correct errors or omissions or to conform the application with any policy that may be issued. The acceptance of the policy constitutes a ratification of such amendments. In those states, including Maryland, where change in amount, classification, plan, premium, or benefit requires the written consent of the applicant, no change may be ratified except by a written acceptance. We reserve the right to make any changes required by law.
5. INSURANCE UNDER POLICY APPLIED FOR - EXCEPT AS MAY BE PROVIDED IN ANY BINDING LIMITED LIFE INSURANCE COVERAGE, NO POLICY OF INSURANCE WILL BE IN FORCE UNTIL (1) THE FIRST POLICY PREMIUM IS PAID AND (2) THE POLICY IS DELIVERED WHILE THE FACTS AND HEALTH CONDITION OF THE PROPOSED INSURED(S) ARE AS REPRESENTED IN THIS APPLICATION. WHEN THESE CONDITIONS ARE SATISFIED, THE POLICY AS DELIVERED WILL THEN TAKE EFFECT.
6. Binding Limited Life Insurance Coverage - Any pre-delivery insurance coverage is provided in the Binding Limited Life Insurance Coverage form. That coverage is available only if: a premium is accepted by the agent; the agent has authority to accept premium as set out in that form; and the form is completed and signed by the agent, applicant, and proposed insured.
7. If the contract applied for is for a pension, profit-sharing, HR10, or other tax qualified plan, any policy issued shall not be transferable other than to the Insurer, except as directed by the Plan Administrator. Other applicable provisions may be added to the contract.
8. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.

                        NOTICE OF INFORMATION PROCEDURES

OUR UNDERWRITING PROCESS
This process is an evaluation of information about you. It is to see if you qualify for the insurance requested. The information we review may vary with the insurance applied for. We look at information about you such as: your age; occupation; health; mode of living; avocation; and other personal information. Answers on the application are the principal source of information. We may contact other people or institutions personally, by phone, or by letter. The purpose is to confirm or add to information you have provided. For example, we may obtain information from your doctor, clinic, hospital, or other insurers. In some cases, your Security Life agent may obtain information on our behalf. A medical examination or laboratory tests may be requested.

NOTICE
Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information may be guilty of insurance fraud.

MIB, INC.
Medical Information Bureau, Inc. ("MIB, Inc.") may provide Security Life with a brief report about you. This is a nonprofit organization of life insurance companies which has an information exchange for its members. Information that is sent to MIB, Inc. by one member may be given to their member companies who have a business need for it.

Upon your written request, MIB, Inc. will arrange for disclosure of any information it may have in your file. If you question the accuracy of MIB's information, you may request a correction according to the procedures in the Federal Fair Credit Reporting Act. MIB's address is: P.O. Box 105, Essex Station, Boston, Massachusetts 02112, telephone 617/426-3660.

CONSUMER REPORTS
In some cases, a Security Life representative may prepare a consumer report or investigative consumer report about you or, Security Life may ask an independent agency to prepare a consumer report or an investigative consumer report about you. These reports may include information on your character; general reputation; personal characteristics such as health, finances, and job, and mode of living except as may be related directly or indirectly to your sexual orientation. Any information obtained by the agency may be kept in its file and later given to others who have a business need for it

If an investigative consumer report is ordered by Security Life, the report will include information obtained through interviews with your neighbors, friends, or others you know. You may request a personal interview. The agency will make a reasonable attempt to talk to you. It will include that information in its report. The Federal Fair Credit Reporting Act gives you the right to make a written request within a reasonable period of time, to receive additional information from Security Life about the nature and scope of an investigation, if one is made. We will provide the name, address, and phone number of any agency we ask to prepare such a report. You may contact the agency directly to learn about the contents of the report.

DISCLOSURE OF INFORMATION
Information we obtain about you is confidential. As permitted by law, we may disclose information without further authorization to others such as: consumer reporting agencies hired to prepare investigative reports; insurance companies to which you have applied for coverage or benefits; those providing services for us; those conducting bona fide actuarial, marketing, or scientific studies or audits; and your attending doctor.

Upon written request, we will give you more information about these procedures.

YOUR RIGHT TO REVIEW INFORMATION
These are procedures by which you can make a written request to review personal information in our policy file. However, Security Life will not disclose information to you that was prepared for any anticipated claim or any civil or criminal proceeding. We also have procedures by which you may request correction, amendment, or deletion of any information in our files which you believe to be inaccurate or irrelevant. Upon written request, we will provide you with further information about these procedures.

We hope this notice helps explain our underwriting process. If you have any additional questions, discuss them with your agent or contact us directly.

                    Security Life of Denver Insurance Company
                                 P.O. Box 173888
                              Denver, CO 80217-3885
                                 1-800-848-6362

[Logo of Security Life appears here]
     P.O. Box 173888
     Denver, CO 80217-3885

                         SECURITY LIFE OF DENVER INSURANCE COMPANY

                                   IMPORTANT INFORMATION
                         INSTRUCTIONS FOR SUBMITTING APPLICATIONS
                         FOR LAST SURVIVOR VARIABLE LIFE INSURANCE

o Two individual variable life applications are required - one for each insured. They must be submitted at the same time. If not received at the same time, we will delay underwriting and processing until the second application is received.
     o Each application should reference the other application. Sample wording could be, "This application is taken in conjunction with John Doe, SSN #123-45-6789."
     o Each proposed insured must sign his/her respective application and the owner must sign BOTH applications.
     o If a trust is the owner and/or beneficiary, be sure to name the trustee and give the date of the trust.
     o The first insured's application must be completed in full. On the SECOND INSURED'S APPLICATION, you only need to complete the following sections:
        o  Part I
           o  Sections A, B and C
           o  Section L
           o  Setion M, if applicable
        o  Part II
           o  Sections A, B and C
           o  Signatures

     o Available riders are Adjustable Term Insurance and Single Life Term Insurance

SINGLE LIFE TERM INSURANCE RIDER. IN SECTION E, ITEM H "ADDITIONAL RIDERS", indicate whether Single Life Term Insurance is requested. Check the box titled "Other" and write in language similar to the following: "Single Life Term Insurance Rider on John Doe in the amount of $300,000."

DESIGNATED WITHDRAWAL INVESTMENT DIVISION. You can designate a specific investment division from which your monthly charges will be deducted. This feature will be available no later than November 1, 1999. Please indicate the name of the division in "Special Instructions."





THE INFORMATION BELOW AND SIGNATURES MUST BE PROVIDED WHEN EITHER THE ENHANCED DEATH BENEFIT CORRIDOR OPTION OR THE GUARANTEED MINIMUM DEATH BENEFIT ARE ELECTED. YOU MAY WRITE THIS INFORMATION IN "SPECIAL INSTRUCTIONS" ON THE APPLICATION IF YOU PREFER.

PROPOSED INSUREDS' NAMES ________________________________________________

I. ENHANCED DEATH BENEFIT CORRIDOR OPTION. THIS OPTION IS AVAILABLE ONLY AT ISSUE. IF YOU DO NOT INDICATE THAT YOU WANT THE ENHANCED DEATH BENEFIT CORRIDOR OPTION, WE WILL ISSUE THE POLICY WITH THE REGULAR FACTORS.
     [ ] ENHANCED DEATH BENEFIT CORRIDOR OPTION.

II. GUARANTEED MINIMUM DEATH BENEFIT (GMDB) OPTION. THIS OPTION IS AVAILABLE ONLY AT ISSUE. IF GMDB IS NOT INDICATED THE POLICY WILL BE ISSUED WITHOUT THIS BENEFIT. THIS OPTION IS AVAILABLE ONLY AT ISSUE. IF ELECTED, GMDB WILL CONTINUE UNTIL THE YOUNGER INSURED'S AGE 100. THERE IS A MONTHLY CHARGE FOR THIS OPTION.
     [ ] GMDB TO YOUNGER INSURED'S AGE 100.


Signature of Owner
______________________________________________________________Date:___________

[Logo of Security Life appears here]   Security Life of Denver Insurance Company
                                                                   1290 Broadway
                                                           Denver, CO 80203-5699

                  BINDING LIMITED LIFE INSURANCE COVERAGE FORM

For premium(s) received in connection with the Application(s) listed below, Security Life provides a limited amount of life insurance coverage for a short time while it decides whether to issue and deliver the policy or certificate applied for (the "policy"). This coverage is subject to the terms and conditions set out below.

                                                                                           (For second to die coverage, use two
Application # ____________   Proposed Insured ________________________________________     applications and show both application
Application # ____________   Proposed Insured ________________________________________     numbers and name both insureds.)

 I.  REPRESENTATIONS -- Applicable to each Proposed Insured named above

1.  Has the Proposed Insured(s):                                                                                          Yes   No
    a. had unintentional weight loss, or any symptoms of a disease or an impairment for which the Proposed Insured(s)
       has not consulted a physician?                                                                                     [  ]  [  ]
    b. ever had, or now have, any type of heart disease, stroke, or other vascular disease?                               [  ]  [  ]
    c. ever had, or now have, any type of cancer, leukemia, malignant tumor, or disorder of the immune system?            [  ]  [  ]
    d. attained age 70?                                                                                                   [  ]  [  ]
2.  For each Proposed Insured, is the initial amount of life insurance applied for on all applications pending with
    Security Life plus the current amount of all existing life insurance with Security Life and Midwestern United Life
    Insurance Company more than $3,000,000?                                                                               [  ]  [  ]
3.  For each Proposed Insured, does existing life insurance with all insurers plus amount applied for in pending application(s) with all insurers exceed
    $10,000,000?                                                                                                          [  ]  [  ]
    (For #2 and #3 amount of insurance calculations, include all policies, term riders, and accidental death coverage and second to die coverage for each Proposed Insured.)

If any of the above questions are answered YES or LEFT BLANK, the agent is not authorized to accept a premium, and there will be NO COVERAGE. Premium is either cash, check or authorized withdrawal. Make all checks payable to Security Life, not the agent.

II.  TERMS AND CONDITIONS

AMOUNT OF COVERAGE
If the Proposed Insured(s) dies while this coverage is in effect, Security Life will pay to the beneficiary named in the Application the lesser of: (a) the amount of death benefit, if any, which would be payable under the policy and any riders if issued as applied for under the Application; or (b) $3,000,000. This coverage is subject to any limits or exclusions which would be part of the issued coverage. If for any reason Security Life is liable for any coverage as a result of any other pending applications or Binding Limited Insurance Coverage on the lives of Proposed Insured(s), Security Life's total liability shall not exceed $3,000,000; and the $3,000,000 will be prorated among the respective coverages. There is no premium waiver coverage, or coverage for the death of any person other than the Proposed Insured(s). No death benefit is payable for a second to die or last survivorship policy unless both Proposed Insureds die while this coverage is in effect.

GENERAL
Premium(s) will be returned if no policy is delivered and no benefit is paid under this coverage. If a policy is delivered, premium(s) will be applied to the first policy premium.
All the above representations are true and complete to the best of my knowledge and belief. I agree that they are to be relied on for this coverage.
No agent can waive or modify this coverage in any way.


Agreed to on _____________________________________________, 199__

Signature of Proposed Insured(s) ________________________________

_________________________________________________________________
(If below age 15, signature of parent or guardian required)

Agent/Witness ___________________________________________________



DATE COVERAGE BEGINS
Coverage under this Agreement starts when: Part I of the Application is completed; a premium has been accepted; and this form has been completed and signed.

DATE COVERAGE ENDS
This coverage will end automatically on the EARLIEST of the date:
o   Premium(s) are returned.
o Five days after a notice of termination is mailed to the owner's address on the application.
o   Coverage starts under any policy resulting from the Application.
o   A policy resulting from the Application is refused.
o   90 days after the date this form is signed.
Security Life may send a notice or return premium terminating this coverage any time before delivery of the policy.

NO COVERAGE
There is no insurance coverage if:
o There is a material misrepresentation in the answers to the questions above or any question or statement in the Application.
o   A Proposed Insured dies by suicide or intentional self-inflicted injury.
o   The premium check or authorized withdrawal is not honored.



Signed at _______________________________________________________

Applicant-Owner _________________________________________________
(If not signing as Proposed Insured)

_________________________________________________________________
If a firm or corporation is owner, print company name and have corporate officer sign.




Q-1134
  1/98